SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 16, 2013

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced first quarter 2013 results through March 31, 2013.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated April 16, 2013, announcing the first quarter 2013 results through March 31, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: April 16, 2013

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FIRST QUARTER OF 2013

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported first quarter 2013 net income available to common shareholders of $1,004,000 or $0.05 per diluted common share.  This represented a 25.0% increase in earnings per share from the most recent fourth quarter of 2012 where net income available to common shareholders totaled $683,000 or $0.04 per diluted common share.  Earnings per share in the first quarter of 2013 declined by 16.7% when compared to the first quarter of 2012 where net income available to common shareholders totaled $1,302,000 or $0.06 per diluted common share.  The following table highlights the Company’s quarterly financial performance:

	First Quarter 2013	Fourth Quarter 2012	First Quarter 2012

Net income	$1,056,000	$735,000	$1,565,000
Net income available to common shareholders	$1,004,000	$683,000	$1,302,000
Diluted earnings per share	$ 0.05	$ 0.04	$ 0.06

Glenn L. Wilson, President and Chief Executive Officer, commented on the first quarter 2013 financial results: “This was a good quarter overall for AmeriServ Financial.  We have grown our loan portfolio by $47 million or 6.9% over the past 12 months which has been an important factor in keeping our level of net interest income relatively stable during this period of record low interest rates.  Non-interest income grew nicely, mainly attributable to continued strong residential mortgage originations and subsequent sale into the secondary market.  We also reported strong asset quality metrics in the first quarter of 2013 consistent with our continued conservative credit discipline and effective loan workout strategies.  At March 31, 2013, non-performing assets were only 0.61% of total loans and our allowance for loan losses provided 344% coverage of non-performing loans.  Our high quality balance sheet is well positioned for further growth which will be needed to increase earnings as we work through 2013.”

The Company’s net interest income in the first quarter of 2013 has been relatively stable as it decreased by only $16,000 or 0.2% when compared to the first quarter of 2012.  The Company’s first quarter 2013 net interest margin of 3.59% was 11 basis points lower than the net interest margin of 3.70% for the first quarter of 2012.  The lower net interest margin reflects the challenges of a flatter yield curve which has pressured interest revenue and demonstrates the impact of Federal Reserve low interest rate policies.  The Company has been able to counteract some of this net interest margin pressure and keep net interest income relatively constant by reducing its cost of funds and growing its earning assets, particularly loans.  Specifically, total loans have averaged $728 million in the first quarter of 2013, which is $61 million or 9.1% higher than the $667 million average in the first quarter of 2012.  This loan growth reflects the successful results of the Company’s more intensive sales calling efforts with an emphasis on generating commercial loans and owner occupied commercial real estate loans which qualify as Small Business Lending Fund (SBLF) loans, particularly through its loan production offices.  As a result of this growth in SBLF qualified loans, the Company will continue to pay the lowest preferred share dividend rate of 1% available under the SBLF program.  Despite this solid growth in loans, total interest revenue dropped by $422,000 between years and reflects the lower interest rate environment.  Interest revenue has also been negatively impacted by premium amortization on mortgage backed securities due to accelerated mortgage prepayment speeds and lower overall total investment security balances.  However, careful management of funding costs has allowed the Company to mitigate a significant portion of this drop in interest revenue during the past year.  Specifically, total interest expense for the first quarter of 2013 declined by $406,000 from the first quarter of 2012 due to the Company’s proactive efforts to reduce deposit costs.  Even with this reduction in deposit costs, the Company still experienced solid growth in deposits which increased by $27 million or 3.3% over the past year.  The Company continues to maintain strong liquidity as evidenced by a loan to deposit ratio of 84.7% at March 31, 2013.

Improvements in asset quality evidenced by lower levels of non-performing assets and classified loans allowed the Company to again reverse a portion of the allowance for loan losses into earnings in the first quarter of 2013 while still maintaining especially strong coverage ratios.  During the first quarter of 2013, total non-performing assets declined to $4.4 million or 0.61% of total loans as a result of successful ongoing resolution efforts.  Classified loans (loans rated substandard or doubtful) also dropped by $8 million or 35.7% during this same period due to the improving financial condition of certain borrowers and, to a lesser extent, charge-offs of loans that were previously classified.  As a result of these improvements, the Company recorded a negative provision for loan losses of $250,000 in the first quarter of 2013 compared to a negative provision of $625,000 in the first quarter of 2012.  Consequently, there has been $375,000 less earnings benefit from a negative loan loss provision in 2013.  Net charge-offs in the first quarter of 2013 totaled $1.4 million or 0.76% of total loans, compared to net charge-offs of $220,000 or 0.13% of total loans in the first quarter of 2012.  The higher net charge-offs in the first quarter of 2013 reflect the resolution of a $2 million problem commercial real estate loan for which the Company had previously established reserves for in 2012.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing assets, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 344% coverage of non-performing loans, and was 1.54% of total loans, at March 31, 2013, compared to 210% of non-performing loans, and 1.74% of total loans, at December 31, 2012.

The Company’s non-interest income in the first quarter of 2013 increased by $142,000 or 3.9% from the prior year’s first quarter.  The first quarter 2013 non-interest income increase was driven by increased revenue from residential mortgage banking activities and a gain realized on the sale of investment securities.  Specifically, gains realized on residential mortgage loan sales into the secondary market increased by $110,000 due to increased mortgage loan production in the first quarter of 2013.  The higher residential mortgage loan production reflected both increased refinance and purchase activity.  The Company also realized a $71,000 investment security gain in the first quarter of 2013 due to the sale of several smaller balance mortgage backed securities that were experiencing rapid prepayment speeds.  There were no investments security sales in the first quarter of 2012.

Total non-interest expense in the first quarter of 2013 increased by $508,000 or 5.0% from the prior year’s first quarter.  Salaries and employee benefits increased by $345,000 due to higher salaries expense, incentive compensation, and pension expense in the first quarter of 2013.  The higher incentive compensation relates to incentives earned on the increased levels of both residential mortgage and commercial loan production.  The higher pension expense relates to the Company’s defined benefit pension plan and reflects the negative impact that the low interest rate environment is having on the discount rate used to calculate the plan liabilities.  This increasing pension cost was a key factor causing the Company to implement a soft freeze of its defined benefit pension plan to provide that non-union employees hired on or after January 1, 2013 are not eligible to participate.  Instead, such employees are eligible to participate in a qualified 401(k) plan.  Professional fees also increased by $112,000 in the first quarter of 2013 due largely to higher legal costs and moderate increases in several other professional fee categories.  Finally, the Company recorded an income tax expense of $430,000 or an effective tax rate of 28.9% for the first quarter of 2013 compared to an income tax expense of $678,000 or an effective tax rate of 30.2% for the first quarter of 2012.  The lower income tax expense and effective rate in 2013 reflects the Company’s reduced pre-tax earnings combined with a relatively consistent level of tax free earnings from bank owned life insurance.

ASRV had total assets of $1.0 billion, shareholders’ equity of $111 million, a book value of $4.72 per common share and a tangible book value of $4.06 per common share at March 31, 2013.  The Company has increased its tangible book value per share by 5.7% over the past twelve months.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 16.11%, an asset leverage ratio of 11.58% and a tangible common equity to tangible assets ratio of 7.88% at March 31, 2013.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

March 31, 2013

(In thousands, except per share and ratio data)

(Unaudited)

2013

1QTR

PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,056
Net income available to common shareholders	1,004

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.43%
Return on average equity	3.86
Net interest margin	3.59
Net charge-offs (recoveries) as a percentage of average loans	0.76
Loan loss provision (credit) as a percentage of average loans	(0.14)
Efficiency ratio	89.52

PER COMMON SHARE:
Net income:
Basic	$0.05
Average number of common shares outstanding	19,168
Diluted	0.05
Average number of common shares outstanding	19,257

2012

	1QTR	2QTR	3QTR	4QTR	FULL
					YEAR
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,565	$1,432	$1,307	$735	$5,039
Net income available to common shareholders	1,302	1,170	1,056	683	4,211

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.65%	0.59%	0.52%	0.29%	0.51%
Return on average equity	5.60	5.19	4.66	2.60	4.51
Net interest margin	3.70	3.59	3.59	3.55	3.65
Net charge-offs (recoveries) as a percentage of average loans	0.13	(0.02)	0.16	0.45	0.19
Loan loss provision (credit) as a percentage of average loans	(0.38)	(0.30)	(0.11)	0.30	(0.11)
Efficiency ratio	86.17	86.34	85.50	86.61	86.16

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.06	$0.05	$0.04	$0.21
Average number of common shares outstanding	20,679	19,584	19,275	19,209	19,685
Diluted	0.06	0.06	0.05	0.04	0.21
Average number of common shares outstanding	20,722	19,652	19,351	19,289	19,747

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2013

1QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$999,718
Short-term investments/overnight funds	23,995
Investment securities	162,866
Loans and loans held for sale	717,852
Allowance for loan losses	10,960
Goodwill	12,613
Deposits	847,189
FHLB borrowings	16,000
Shareholders’ equity	111,445
Non-performing assets	4,387
Asset leverage ratio	11.58%
Tangible common equity ratio	7.88
PER COMMON SHARE:
Book value (A)	$4.72
Tangible book value (A)	4.06
Market value	3.13
Trust assets – fair market value (B)	$1,566,236

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	357
Branch locations	18
Common shares outstanding	19,168,188

2012

	1QTR	2QTR	3QTR	4QTR
FINANCIAL CONDITION DATA AT PERIOD END
Assets	$967,401	$997,102	$1,002,281	$1,000,991
Short-term investments/overnight funds	7,398	14,158	14,210	9,012
Investment securities	190,089	191,791	181,319	165,261
Loans and loans held for sale	671,328	690,815	706,624	731,741
Allowance for loan losses	13,778	13,317	12,829	12,571
Goodwill	12,613	12,613	12,613	12,613
Deposits	820,105	854,017	850,125	835,734
FHLB borrowings	6,390	3,000	12,000	28,660
Shareholders’ equity	112,270	110,810	112,311	110,468
Non-performing assets	4,801	5,077	5,372	7,224
Asset leverage ratio	11.83%	11.60%	11.45%	11.44%
Tangible common equity ratio	8.24	7.84	7.95	7.78
PER COMMON SHARE:
Book value (A)	$4.46	$4.66	$4.74	$4.67
Tangible book value (A)	3.84	4.00	4.09	4.01
Market value	2.74	2.82	2.97	3.01
Trust assets – fair market value (B)	$1,469,789	$1,447,877	$1,511,012	$1,512,387

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	353	355	350
Branch locations	18	18	18	18
Common shares outstanding	20,465,521	19,284,521	19,255,221	19,164,721

NOTES:

(A)

Preferred stock of $21 million received through the Small Business Lending Fund is excluded from the book value per common share and tangible book value per common share calculations.

        (B) Not recognized on the consolidated balance sheets.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2013

1QTR
INTEREST INCOME
Interest and fees on loans	$8,628
Total investment portfolio	1,074
Total Interest Income	9,702

INTEREST EXPENSE
Deposits	1,350
All borrowings	310
Total Interest Expense	1,660

NET INTEREST INCOME	8,042
Provision (credit) for loan losses	(250)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,292

NON-INTEREST INCOME
Trust fees	1,667
Investment advisory fees	214
Net realized gains on investment securities	71
Net realized gains on loans held for sale	386
Service charges on deposit accounts	511
Bank owned life insurance	201
Other income	766
Total Non-Interest Income	3,816

NON-INTEREST EXPENSE
Salaries and employee benefits	6,331
Net occupancy expense	773
Equipment expense	455
Professional fees	1,035
FDIC deposit insurance expense	134
Other expenses	1,894
Total Non-Interest Expense	10,622

PRETAX INCOME	1,486
Income tax expense	430
NET INCOME	1,056
Preferred stock dividends	52
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,004

2012

	1QTR	2QTR	3QTR	4QTR	FULL
INTEREST INCOME					YEAR
Interest and fees on loans	$8,729	$8,552	$8,807	$8,727	$34,815
Total investment portfolio	1,395	1,333	1,223	1,151	5,102
Total Interest Income	10,124	9,885	10,030	9,878	39,917

INTEREST EXPENSE
Deposits	1,762	1,668	1,587	1,485	6,502
All borrowings	304	296	301	311	1,212
Total Interest Expense	2,066	1,964	1,888	1,796	7,714

NET INTEREST INCOME	8,058	7,921	8,142	8,082	32,203
Provision (credit) for loan losses	(625)	(500)	(200)	550	(775)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,683	8,421	8,342	7,532	32,978

NON-INTEREST INCOME
Trust fees	1,697	1,628	1,533	1,669	6,527
Investment advisory fees	193	177	182	189	741
Net realized gains on investment securities	-	12	-	-	12
Net realized gains on loans held for sale	276	251	262	343	1,132
Service charges on deposit accounts	535	517	567	576	2,195
Bank owned life insurance	215	212	217	219	863
Other income	758	936	888	891	3,473
Total Non-Interest Income	3,674	3,733	3,649	3,887	14,943

NON-INTEREST EXPENSE
Salaries and employee benefits	5,986	5,976	6,132	6,330	24,424
Net occupancy expense	729	702	698	671	2,800
Equipment expense	451	473	395	445	1,764
Professional fees	923	937	977	1,033	3,870
FDIC deposit insurance expense	129	114	104	94	441
Other expenses	1,896	1,865	1,781	1,800	7,342
Total Non-Interest Expense	10,114	10,067	10,087	10,373	40,641

PRETAX INCOME	2,243	2,087	1,904	1,046	7,280
Income tax expense	678	655	597	311	2,241
NET INCOME	1,565	1,432	1,307	735	5,039
Preferred stock dividends	263	262	251	52	828
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,302	$1,170	$1,056	$683	$4,211

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2013

2012

	1QTR	1QTR
Interest earning assets:
Loans and loans held for sale, net of unearned income	$727,505	$666,575
Deposits with banks	8,339	4,027
Short-term investment in money market funds	3,209	5,168
Total investment securities	163,636	194,576
Total interest earning assets	902,689	870,346

Non-interest earning assets:
Cash and due from banks	17,220	17,163
Premises and equipment	12,151	10,826
Other assets	81,999	82,302
Allowance for loan losses	(12,548)	(14,486)

Total assets	$1,001,511	$966,151

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$62,978	$56,346
Savings	87,195	83,678
Money market	213,203	202,156
Other time	314,019	327,680
Total interest bearing deposits	677,395	669,860
Borrowings:
Federal funds purchased and other short-term borrowings	7,864	4,233
Advances from Federal Home Loan Bank	15,548	8,493
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085
Total interest bearing liabilities	713,892	695,671

Non-interest bearing liabilities:
Demand deposits	158,251	142,106
Other liabilities	18,409	16,067
Shareholders’ equity	110,959	112,307
Total liabilities and shareholders’ equity	$1,001,511	$966,151